Exhibit 99.8

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-A

KEY PERFORMANCE FACTORS
August 31, 2000



        Expected B Maturity                                        3/17/03


        Blended Coupon                                              6.8567%



        Excess Protection Level
          3 Month Average  5.45%
          August, 2000  5.51%
          July, 2000  6.01%
          June, 2000  4.84%


        Cash Yield                                  19.12%


        Investor Charge Offs                        4.51%


        Base Rate                                   9.09%


        Over 30 Day Delinquency                     4.84%


        Seller's Interest                           10.94%


        Total Payment Rate                          14.32%


        Total Principal Balance                     $55,220,806,818.68


        Investor Participation Amount               $700,000,000.00


        Seller Participation Amount                 $6,039,606,300.19